united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

INNEALTA CAPITAL SECTOR ROTATION FUND

INNEALTA CAPITAL COUNTRY ROTATION FUND

Annual Report

November 30, 2015

www.innealtacapital.com

1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC

Member FINRA

PERFORMANCE REVIEW

Innealta Capital Sector Rotation Fund (ICSIX)

The Innealta Capital Sector Rotation Fund (ICSIX) returned -4.03% on a total-return basis through the fiscal year end of 11.30.15. This compares to a total return of 0.97% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (BarCap Aggregate). Contributions from the fixed income components were broadly similar to those within the Country Rotation Fund. For additional comparative purposes, a blended benchmark comprising 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index returned 2.27% over the 12-month period.

Tactical equity decisions detracted from performance during the year in the aggregate, though individual results were split between positives and negatives. While the Industrials, Technology and Telecom exposures augmented performance, negative returns from the Energy, Health Care and Utilities sectors proved more substantial.

Innealta Capital Country Rotation Fund (ICCIX)

The Innealta Capital Country Rotation Fund (ICCIX) returned -8.76% on a total-return basis for the fiscal year end of 11.30.15. This compares to a total return of 0.97% for the fund’s benchmark, the BarCap Aggregate. For additional comparative purposes, a blended benchmark comprising 60% MSCI All Country World ex. USA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index returned -3.81% over the 12-month period.

Contributions from fixed income exposures proved mostly negative during the year, with the prime detractors being domestic high yield and certain non-dollar-denominated emerging market exposures, which the Investment Committee had incorporated into the portfolio for their far more generous yield (and capital gain through spread compression) potential in the present broadly low-yield environment. Offsetting these losses were gains in dollar-denominated emerging market, mortgage-backed and domestic investment-grade credit exposures. Tactical equity exposures proved substantially negative in terms of total return, with the relatively heavy presence of emerging market equities following broader market trends there. Primary exceptions were strongly positive contributions from China, Norway, Hong Kong and South Africa.

The benchmark saw the largest contribution to total return from mortgage-backed securities, with the only major fixed income sector in the BarCap Aggregate turning in a negative total return for the first year being the long-duration investment-grade credit slice.

YEAR IN REVIEW

While markets finally saw the decision to shift its stance on policy after the close of the Funds’ fiscal 2015, the Federal Reserve kept the attention of capital market participants throughout the year. The thread was just one of a few that could be seen as primary drivers of capital market returns. Among the more prominent additional factors driving relative performance were the strong U.S. dollar (and weak global currencies), very weak commodity markets and global geopolitical instability. With most markets outside the U.S. hurting from the first of those, the plunge in commodities prices—energy in particular—buffeted many emerging markets and the domestic Energy sector, which the Investment Committee favored for their relatively attractive valuations. Regional warfare and other uncertainties also pressured relative returns, with the still-tense situation on the Crimean peninsula top of mind among the issues weighting portfolio returns through the year.

Indeed, “Relative Value” remained an unattractive trait through much of the year, it would seem, even in the United States, where the Russell 3000 Value Index greatly underperformed its Growth counterpart, falling 1.01%, versus the latter’s 6.14%

gain. Outside the U.S., the MSCI ACWI ex. USA Value Index dropped 10.85% (in U.S. dollar terms), while its Growth partner fell 3.00%.

More broadly, however, developed markets continued to outperform emerging markets, with the Unites States leading other developed nations as a group. Equity markets outside of the United States as measured by the MSCI EAFE Index outperformed domestic equities over the first half of the fiscal year, but ultimately lost strength compared to the S&P 500 in the final three months. While the S&P turned in a 2.75% gain for the 12 months ended November 30, 2015, the MSCI EAFE lost 2.33%. While negative currency trends contributed to the underperformance in developed equity markets outside the U.S., the effects of a relatively stronger dollar were far more pronounced among emerging market equities. The MSCI Emerging Market Index dropped 16.70% over the fiscal year.

Fixed income markets saw a similar flight from what the Committee perceived as relatively more attractively valued sectors, as credit spreads responded negatively to the potential for deteriorating solvency characteristics among heavy borrowers (particularly among domestic energy market participants). So, while yields were relatively generous in credits markets (both investment grade and high yield) through the year, they mostly became more so as the year went on due to widening spreads over Treasury yields. Domestic long-duration exposure, while volatile through the year, ultimately proved additive to return, so long as the exposure came from Treasuries, as domestic investment-grade credit bonds were the sole negative contributor to returns for the BarCap Aggregate among the major fixed income sectors we follow within that index. The Aggregate’s heavy emphasis on mortgage-backed securities, in a year when that group performed relatively well, proved the primary driver of the index’s fiscal-year gains.

Though the Funds saw mixed returns from non-domestic fixed income exposures, only dollar-denominated allocations added to returns. Overall, international fixed income markets, as measured by the Barclays Capital Global Aggregate ex. USD Index (which measures global non-USD investment-grade bonds) fell 8.29% over the 12 months through November 30, 2015, while the Barclays Aggregate (which measures domestic investment-grade bonds) rose 0.97%.

Fixed Income Positioning

Early in the second calendar quarter of 2015, the Investment Committee sought to reposition the Fixed Income Portfolio to accommodate evolving expectations for optimal yield/duration trade-offs. Historically weak domestic and global macroeconomic growth and still well-below-target levels of domestic inflation suggested to the Committee an environment of range-bound domestic long rates. The Committee then believed that in the shorter term, adding slightly to the portfolios’ duration profile and thereby boosting overall portfolio yield was preferable to a substantial position in short-duration exposures. Part of that shift included the reintroduction of the broader U.S. Aggregate exposure into the portfolio, a trade funded by a reduction among short-duration exposures. The Committee also boosted the allocation to intermediate-duration U.S. corporate bonds, finding incremental benefit from domestic credit. Finally, the team exchanged non-dollar emerging-market debt with a broadly similar dollar-denominated ETF, believing the added yield from the local-currency-denominated exposures did not warrant the additional risks, which include heightened currency volatility.

Later in the fourth calendar quarter, waning global macroeconomic growth and heighted capital market volatility led the Investment Committee to alter portfolio exposures on the fixed income side to accommodate a relatively lighter allocation to credit. This shift resulted in a reduction to the domestic high-yield and emerging market exposures. The Committee maintained the exposure to intermediate-grade corporate debt. Further, while the team continued to believe that the longer end of the term structure would remain range bound into 2016, we also found long-duration Treasuries offered little in the way of incremental yield given the assumption of duration risk.

Through the year, balancing the tradeoff between the opportunity cost of cash-like products and duration remained a challenge. That in mind and without greatly altering the duration profile of the overall portfolio, the Committee chose to include shorter-duration fixed income allocations, such as additional investment-grade credit and agency exposures, to seek incremental yield over short-term Treasuries along with additional portfolio diversification.

Tactical Equity Decisions

Though domestic equities failed to see as strongly positive collective total returns as had been seen over the two prior years, domestic fundamental trends (e.g. trends in earnings growth) remained weak through the fiscal year, such that the Investment Committee remained reluctant to maintain large equity exposures in the Sector Rotation Fund (ICSIX). Based on the team’s review of the firm’s quantitative framework1, the Committee maintained six tactical equity investments in the portfolio over the fiscal year. Among the U.S. sector equity markets included in those investments were Energy, Health Care, Industrials, Information Technology, Telecommunications and Utilities.

Volatility in markets outside of the U.S. presented a much larger number of openings for opportunistic tactical trades. Within the Country Rotation Fund (ICCIX), the Investment Committee maintained fourteen tactical equity investments in individual country equity markets during the fiscal year. Among the countries included in those investments were Colombia, Brazil, China, Hong Kong, Malaysia, Norway, Peru, Peru, South Africa, South Korea, Spain, Sweden, Switzerland and Taiwan

Looking forward...

With the Federal Reserve having in December finally shifted direction in terms of the Board’s federal funds rate target, the course of rate history has turned. This change will mark a new era as rates in the U.S. and elsewhere have been heading in the opposite direction for long enough to consider it as much.

Even so, the Innealta Investment Committee does not expect this new era to prove any less uncertain from a policy standpoint, in particular given more recent macroeconomic leading indications. With industrial output sagging along with new orders for future output, amidst a still weakening global backdrop, we expect rates rises from here to prove deliberately hesitant and slow. Much will rest on the ability of developed markets to pull the world out of the doldrums.

The Investment Committee does not expect those trends to change dramatically anytime soon. Uncertainty in regard to global macroeconomic growth remains high, with a negative bias in the near term. These uncertainties will continue to pressure the Federal Reserve to step very lightly on the path to normalization, with the upshot being enhanced volatility in the capital markets.

As we head into 2016, there should be no sign of relief from any change in approach to monetary policy. We believe the evolving dynamic of divergence among central bank policies will provide a new source of market instability as capital flows seek an optimal course. In that environment, we will continue to monitor our exposures to try to achieve the optimal risk-reward. With capital gains weighted by relatively rich valuations in so many markets, developed-markets equities in particular, we will seek to position portfolios to favor relatively stronger yield production, while still taking care to choose our beta and credit exposures with the evolving macro dynamic in mind.

It would not surprise us should heightened equity market volatility present additional tactical beta opportunities in the New Year, especially as we saw another year of significant divergence among major regional markets, which alleviated some valuation pressures in specific pockets around the world. We expect fixed income markets to remain unsteady, too, as capital market participants address shifts in relative safety and opportunity in what we expect will prove an environment of

[1]	Suggesting to those not so familiar with our work a visit to our Web site, www.innealtacapital.com, to learn more about our investment methodology, we’ll remind readers that our framework weights equally assessments of equity market risk and fundamentals, further informed by broader macroeconomic and narrow technical (equity market price series) reviews.

relatively rapid change. And on that front, we too expect to endure a moderate greater amount of volatility in our portfolios as such shifts in investor sentiment may move against portfolio exposures in the near term, even as we maintain them for their longer-term risk-reward potential.

The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS, and CMBS sectors. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The Barclays Global Aggregate ex-USD Index excludes U.S. dollar-denominated bonds.

The MSCI ACWI Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 21 emerging markets countries. With 824 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,612 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The MSCI ACWI ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 23 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI ACWI ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets countries and 23 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

001-AFAM-1/5/2016

3008-NLD-1/5/2016

INNEALTA CAPITAL SECTOR ROTATION FUND

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

The Fund’s performance figures* for the periods ended November 30, 2015, compared to its benchmarks:

		Annualized	Annualized Since
	One year	Three year	Inception**
Innealta Capital Sector Rotation Fund - Class I	(4.03)%	(0.80)%	1.30%
Innealta Capital Sector Rotation Fund - Class N	(4.28)%	(1.03)%	1.06%
Barclays Capital U.S. Aggregate Bond Index	0.97%	1.50%	2.26%
S&P 500 Total Return Index	2.75%	16.09%	16.15%
Blended Benchmark Index***	2.27%	10.19%	10.55%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.14% for Class I shares and 2.39% for Class N shares per the March 31, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	Class I and N commenced operations on December 30, 2011.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

***	The Blended Benchmark Index represents a blend of 60% S&P 500 Total Return Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

INNEALTA CAPITAL SECTOR ROTATION FUND

PORTFOLIO REVIEW (Unaudited)(Continued)

November 30, 2015

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	89.2%
Equity Fund	10.0%
Other, Cash & Cash Equivalents	0.8%
100.0%

Please refer to the Portfolio of Investments in this Annual report for more detailed analysis of the Fund’s Holdings.

INNEALTA CAPITAL COUNTRY ROTATION FUND

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

The Fund’s performance figures* for the periods ended November 30, 2015, compared to its benchmarks:

		Annualized	Annualized Since
	One year	Three year	Inception**
Innealta Capital Country Rotation Fund - Class I	(8.76)%	(2.13)%	0.49%
Innealta Capital Country Rotation Fund - Class N	(8.98)%	(2.38)%	0.25%
Barclays Capital U.S. Aggregate Bond Index	0.97%	1.50%	2.26%
MSCI World Index ex USA Net (USD)	(7.32)%	3.31%	5.75%
Blended Benchmark Index***	(3.81)%	2.76%	4.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.14% for Class N shares and 1.89% for Class I shares per the March 31, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	Class I and N commenced operations on December 30, 2011.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The MSCI World Index ex USA Net (USD) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

***	The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

INNEALTA CAPITAL COUNTRY ROTATION FUND

PORTFOLIO REVIEW (Unaudited)(Continued)

November 30, 2015

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	55.0%
Equity Funds	43.7%
Other, Cash & Cash Equivalents	1.3%
100.0%

Please refer to the Portfolio of Investments in this Annual report for more detailed analysis of the Fund’s Holdings.

Innealta Capital Sector Rotation Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 99.2%
	DEBT FUNDS - 89.2%
6,985	iShares Agency Bond ETF	$792,169
34,977	iShares Floating Rate Bond ETF	1,763,890
7,286	iShares JP Morgan USD Emerging Markets Bond ETF	789,730
13,588	iShares MBS ETF	1,480,956
34,196	Market Vectors Emerging High Yield Bond ETF	788,560
16,729	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1,578,883
59,146	SPDR Barclays Short Term High Yield Bond ETF	1,570,326
26,726	Vanguard Intermediate-Term Corporate Bond ETF	2,276,788
27,894	Vanguard Mortgage-Backed Securities ETF	1,480,613
9,863	Vanguard Short-Term Bond ETF	788,251
22,196	Vanguard Short-Term Corporate Bond ETF	1,765,470
27,934	Vanguard Total Bond Market ETF	2,271,034
		17,346,670
	EQUITY FUND - 10.0%
45,710	Utilities Select Sector SPDR Fund	1,957,302

	TOTAL EXCHANGE TRADED FUNDS (Cost $19,721,696)	19,303,972

	SHORT-TERM INVESTMENT - 0.7%
	MONEY MARKET FUND - 0.7%
128,158	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.02%, ^ (Cost $128,158)	128,158

	TOTAL INVESTMENTS - 99.9%(Cost $19,849,854) (a)	$19,432,130
	OTHER ASSETS LESS LIABILITIES - 0.1%	23,675
	NET ASSETS - 100.0%	$19,455,805

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $20,005,109 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$68,723
Unrealized Depreciation:	(641,702)
Net Unrealized Depreciation:	$(572,979)

^	Money market fund; interest rate reflects seven-day effective yield on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Country Rotation Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 98.7%
	DEBT FUNDS - 55.0%
11,787	iShares Agency Bond ETF	$1,336,764
24,076	iShares Floating Rate Bond ETF	1,214,153
12,242	iShares JP Morgan USD Emerging Markets Bond ETF	1,326,910
24,516	iShares MBS ETF	2,671,999
57,627	Market Vectors Emerging High Yield Bond ETF	1,328,879
28,377	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	2,678,221
100,559	SPDR Barclays Short Term High Yield Bond ETF	2,669,841
45,583	Vanguard Intermediate-Term Corporate Bond ETF	3,883,216
50,305	Vanguard Mortgage-Backed Securities ETF	2,670,189
15,512	Vanguard Short-Term Bond ETF	1,239,719
17,511	Vanguard Short-Term Corporate Bond ETF	1,392,825
47,716	Vanguard Total Bond Market ETF	3,879,311
		26,292,027
	EQUITY FUNDS - 43.7%
242,325	Global X MSCI Colombia ETF	1,805,321
109,320	iShares MSCI All Peru Capped ETF	2,355,846
117,419	iShares MSCI Hong Kong ETF	2,357,774
223,945	iShares MSCI Singapore ETF	2,353,662
45,537	iShares MSCI South Korea Capped ETF	2,405,264
79,375	iShares MSCI Spain Capped ETF	2,416,969
80,500	iShares MSCI Sweden ETF	2,436,735
77,630	iShares MSCI Switzerland Capped ETF	2,397,991
175,021	iShares MSCI Taiwan ETF	2,368,034
		20,897,596

	TOTAL EXCHANGE TRADED FUNDS (Cost $51,310,546)	47,189,623

	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
666,201	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.02% ^ (Cost $666,201)	666,201

	TOTAL INVESTMENTS - 100.1% (Cost $51,976,747) (a)	$47,855,824
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(43,652)
	NET ASSETS - 100.0%	$47,812,172

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $52,698,937 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$110,562
Unrealized Depreciation:	(4,953,675)
Net Unrealized Depreciation:	$(4,843,113)

^	Money market fund; interest rate reflects seven-day effective yield on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015

	Innealta Capital	Innealta Capital
	Sector Rotation	Country Rotation
	Fund	Fund
ASSETS
Investment securities:
At cost	$19,849,854	$51,976,747
At value	$19,432,130	$47,855,824
Receivable for Fund shares sold	124,849	356,406
Receivable due from Advisor	6,537	6,988
Prepaid expenses & other assets	30,032	34,759
TOTAL ASSETS	19,593,548	48,253,977

LIABILITIES
Payable for Fund shares redeemed	98,014	417,323
Distribution (12b-1) fees payable	1,622	2,505
Payable to Related Party	13,828	2,749
Accrued expenses and other liabilities	24,279	19,228
TOTAL LIABILITIES	137,743	441,805
NET ASSETS	$19,455,805	$47,812,172

Net Assets Consist Of:
Paid in capital	$22,057,113	$57,075,328
Undistributed net investment income	20,442	32,979
Accumulated net realized loss from security transactions	(2,204,026)	(5,175,212)
Net unrealized depreciation of investments	(417,724)	(4,120,923)
NET ASSETS	$19,455,805	$47,812,172

Net Asset Value Per Share:
Class I Shares:
Net Assets	$12,014,702	$36,455,789
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,245,089	3,943,839
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.65	$9.24

Class N Shares:
Net Assets	$7,441,103	$11,356,383
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	771,123	1,229,182
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.65	$9.24

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Innealta Capital Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2015

	Innealta Capital	Innealta Capital
	Sector Rotation	Country Rotation
	Fund	Fund
INVESTMENT INCOME
Dividends	$856,882	$1,904,128
Interest	107	206
TOTAL INVESTMENT INCOME	856,989	1,904,334

EXPENSES
Investment advisory fees	260,592	596,135
Distribution (12b-1) fees:
Class A	144	819
Class N	23,128	38,628
Transfer agent fees	75,161	78,190
Registration fees	50,001	50,001
Administration fees	46,351	97,575
Fund accounting fees	42,754	95,700
Legal fees	21,653	46,017
Audit fees	15,012	15,012
Shareholder reporting expense	12,660	17,063
Trustees’ fees	9,862	9,862
Non 12b-1 shareholder servicing	9,114	25,565
Custody fees	6,421	6,828
Insurance expense	2,740	4,017
Compliance officer fees	2,417	12,457
Other expenses	1,036	—
TOTAL EXPENSES	579,046	1,093,869

Less: Fees waived by the Adviser	(232,804)	(316,119)

NET EXPENSES	346,242	777,750
NET INVESTMENT INCOME	510,747	1,126,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(1,537,708)	(5,086,411)
Distributions of realized gains from underlying investment companies	16,193	38,649
Net change in unrealized appreciation (depreciation) on investments	64,137	(2,252,070)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,457,378)	(7,299,832)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(946,631)	$(6,173,248)

See accompanying notes to financial statements.

Innealta Capital Sector Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
FROM OPERATIONS
Net investment income	$510,747	$513,521
Net realized loss from security transactions	(1,537,708)	(308,441)
Distributions of realized gains from underlying investment companies	16,193	47,425
Net change in unrealized appreciation (depreciation) of investments	64,137	844,781
Net increase (decrease) in net assets resulting from operations	(946,631)	1,097,286

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,155)	(149)
Class I	(394,825)	(410,381)
Class N	(193,793)	(198,519)
Net decrease in net assets from distributions to shareholders	(589,773)	(609,049)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A (a)	107,651	47,960
Class I	11,731,414	8,075,623
Class N	2,959,094	8,306,559
Net asset value of shares issued in reinvestment of distributions
Class A (a)	790	110
Class I	253,307	349,682
Class N	151,135	150,338
Payments for shares redeemed
Class A (a)	(154,495)	(10)
Class I	(16,029,859)	(22,975,829)
Class N	(5,168,391)	(12,160,766)
Redemption fee proceeds
Class A (a)	12	1
Class I	3,916	1,389
Class N	2,220	1,020
Net decrease in net assets from shares of beneficial interest	(6,143,206)	(18,203,923)

TOTAL DECREASE IN NET ASSETS	(7,679,610)	(17,715,686)

NET ASSETS
Beginning of Year	27,135,415	44,851,101
End of Year*	$19,455,805	$27,135,415
* Includes undistributed net investment income of:	$20,442	$104,022

(a)	The Innealta Capital Sector Rotation Fund Class A merged into Class N Shares on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Sector Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
SHARE ACTIVITY - CLASS A (a)
Shares sold	10,537	4,541
Shares reinvested	78	11
Shares redeemed	(15,167)	(1)
Net increase (decrease) in shares of beneficial interest outstanding	(4,552)	4,551

SHARE ACTIVITY - CLASS I
Shares sold	1,175,699	784,586
Shares reinvested	25,465	34,670
Shares redeemed	(1,607,331)	(2,256,336)
Net decrease in shares of beneficial interest outstanding	(406,167)	(1,437,080)

SHARE ACTIVITY - CLASS N
Shares sold	294,192	797,932
Shares reinvested	15,214	14,893
Shares redeemed	(519,608)	(1,183,207)
Net decrease in shares of beneficial interest outstanding	(210,202)	(370,382)

(a)	The Innealta Capital Sector Rotation Fund Class A merged into Class N Shares on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Country Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
FROM OPERATIONS
Net investment income	$1,126,584	$817,844
Net realized loss from security transactions	(5,086,411)	(82,942)
Distributions of realized gains from underlying investment companies	38,649	55,582
Net change in unrealized appreciation (depreciation) of investments	(2,252,070)	174,187
Net increase (decrease) in net assets resulting from operations	(6,173,248)	964,671

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(241)	—
Class I	(44,984)	(416,261)
Class N	(15,126)	(304,176)
From net investment income:
Class A	(6,568)	(890)
Class I	(1,037,180)	(586,365)
Class N	(314,138)	(263,118)
Net decrease in net assets from distributions to shareholders	(1,418,237)	(1,570,810)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A (a)	340,473	254,754
Class I	29,933,157	32,929,913
Class N	10,364,501	12,571,513
Net asset value of shares issued in reinvestment of distributions
Class A (a)	6,519	859
Class I	764,553	884,432
Class N	202,811	501,878
Payments for shares redeemed
Class A (a)	(539,952)	(536)
Class I	(40,577,060)	(15,508,783)
Class N	(13,372,177)	(23,159,427)
Redemption fee proceeds
Class A (a)	150	6
Class I	21,104	11,952
Class N	7,432	4,693
Net increase (decrease) in net assets from shares of beneficial interest	(12,848,489)	8,491,254

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,439,974)	7,885,115

NET ASSETS
Beginning of Year	68,252,146	60,367,031
End of Year*	$47,812,172	$68,252,146
* Includes undistributed net investment income of:	$32,979	$270,840

(a)	The Innealta Capital Country Rotation Fund Class A merged into Class N Shares on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Country Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
SHARE ACTIVITY - CLASS A (a)
Shares sold	32,881	24,032
Shares reinvested	657	81
Shares redeemed	(57,601)	(51)
Net increase (decrease) in shares of beneficial interest outstanding	(24,063)	24,062

SHARE ACTIVITY - CLASS I
Shares sold	3,007,789	3,142,135
Shares reinvested	76,909	86,917
Shares redeemed	(4,158,891)	(1,491,924)
Net increase (decrease) in shares of beneficial interest outstanding	(1,074,193)	1,737,128

SHARE ACTIVITY - CLASS N
Shares sold	1,030,041	1,200,173
Shares reinvested	20,412	49,785
Shares redeemed	(1,360,851)	(2,273,203)
Net decrease in shares of beneficial interest outstanding	(310,398)	(1,023,245)

(a)	The Innealta Capital Country Rotation Fund Class A merged into Class N Shares on November 30, 2015.

See accompanying notes to financial statements.

Innealta Capital Sector Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$10.29	$10.10	$10.66	$10.00
Activity from investment operations:
Net investment income (2)	0.21	0.18	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.62)	0.20	(0.43)	0.52
Total from investment operations	(0.41)	0.38	(0.21)	0.77
Less distributions from:
Net investment income	(0.23)	(0.19)	(0.24)	(0.12)
Net realized gains	—	—	(0.11)	—
Total distributions	(0.23)	(0.19)	(0.35)	(0.12)
Paid in capital from redemption fees	0.00 (9)	0.00 (9)	0.00 (9)	0.01
Net asset value, end of period	$9.65	$10.29	$10.10	$10.66
Total return (3)	(4.03)%	3.76%	(1.97)%	7.78	% (8)
Net assets, at end of period (000s)	$12,015	$16,991	$31,199	$37,406
Ratio of gross expenses to average net assets (4)(5)(6)	2.13%	1.84%	1.45%	1.82%
Ratio of net expenses to average net assets (5)(6)	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(6)(7)	2.05%	1.67%	2.16%	2.60%
Portfolio turnover rate	153%	94%	118%	56	% (8)

(1)	The Innealta Capital Sector Rotation Fund’s Class I shares commenced operations on December 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one full year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Innealta Capital Sector Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$10.29	$10.10	$10.64	$10.00
Activity from investment operations:
Net investment income (2)	0.18	0.15	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.62)	0.20	(0.43)	0.52
Total from investment operations	(0.44)	0.35	(0.22)	0.74
Less distributions from:
Net investment income	(0.20)	(0.16)	(0.21)	(0.11)
Net realized gains	—	—	(0.11)	—
Total distributions	(0.20)	(0.16)	(0.32)	(0.11)
Paid in capital from redemption fees	0.00 (9)	0.00 (9)	0.00 (9)	0.01
Net asset value, end of period	$9.65	$10.29	$10.10	$10.64
Total return (3)	(4.28)%	3.49%	(2.12)%	7.48	% (8)
Net assets, at end of period (000s)	$7,441	$10,097	$13,652	$23,699
Ratio of gross expenses to average net assets (4)(5)(6)	2.38%	2.09%	1.70%	2.07%
Ratio of net expenses to average net assets (5)(6)	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(6)(7)	1.81%	1.42%	1.91%	2.35%
Portfolio turnover rate	153%	94%	118%	56	% (8)

(1)	The Innealta Capital Sector Rotation Fund’s Class N shares commenced operations on December 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one full year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Innealta Capital Country Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$10.37	$10.33	$10.78	$10.00
Activity from investment operations:
Net investment income (2)	0.19	0.15	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.08)	0.18	(0.28)	0.65
Total from investment operations	(0.89)	0.33	(0.06)	0.88
Less distributions from:
Net investment income	(0.23)	(0.16)	(0.24)	(0.10)
Net realized gains	(0.01)	(0.13)	(0.15)	—
Total distributions	(0.24)	(0.29)	(0.39)	(0.10)
Paid in capital from redemption fees (9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.24	$10.37	$10.33	$10.78
Total return (3)	(8.76)%	3.29%	(0.54)%	8.76	% (8)
Net assets, at end of period (000s)	$36,456	$52,045	$33,902	$11,613
Ratio of gross expenses to average net assets (4)(5)(6)	1.77%	1.54%	1.47%	2.87%
Ratio of net expenses to average net assets (5)(6)	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(6)(7)	1.96%	1.50%	2.08%	2.36%
Portfolio turnover rate	137%	143%	178%	97	% (8)

(1)	The Innealta Capital Country Rotation Fund’s Class I shares commenced operations on December 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one full year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Innealta Capital Country Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$10.37	$10.33	$10.77	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.17	0.20	0.21
Net realized and unrealized gain (loss) on investments	(1.09)	0.14	(0.28)	0.64
Total from investment operations	(0.92)	0.31	(0.08)	0.85
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.21)	(0.08)
Net realized gains	(0.01)	(0.13)	(0.15)	—
Total distributions	(0.21)	(0.27)	(0.36)	(0.08)
Paid in capital from redemption fees (9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.24	$10.37	$10.33	$10.77
Total return (3)	(8.98)%	3.02%	(0.77)%	8.55	% (8)
Net assets, at end of period (000s)	$11,356	$15,958	$26,465	$19,427
Ratio of gross expenses to average net assets (4)(5)(6)	2.02%	1.79%	1.72%	3.12%
Ratio of net expenses to average net assets (5)(6)	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(6)(7)	1.71%	1.56%	1.83%	2.17%
Portfolio turnover rate	137%	143%	178%	97	% (8)

(1)	The Innealta Capital Country Rotation Fund’s Class N shares commenced operations on December 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one full year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

1.	ORGANIZATION

The Innealta Capital Sector Rotation Fund (“SRM”) and Innealta Capital Country Rotation Fund (“CRM”) (the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. SRM and CRM seek long term capital appreciation and income. The Funds commenced operations on December 30, 2011.

The Funds currently offer Class I shares and Class N shares. Class I and Class N shares are offered at net asset value without an initial sales charge. The Trust has merged Class A shares into Class N shares for the Funds effective November 30, 2015. Class A shares were offered at net asset value plus a maximum sales charge of 5.75%. Class A and Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-ended funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, this team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2015 for the Funds’ assets measured at fair value:

Innealta Capital Sector Rotation Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,303,972	$—	$—	$19,303,972
Money Market Fund	128,158	—	—	128,158
Total	$19,432,130	$—	$—	$19,432,130

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

Innealta Capital Country Rotation Fund
Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$47,189,623	$—	$—	$47,189,623
Short-Term Investment	666,201	—	—	666,201
Total	$47,855,824	$—	$—	$47,855,824

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year. It is the Funds’ policy to recognize transfers into or out of all levels at the end of the reporting period.

The Funds did not hold any Level 3 securities during the year.

*	See each Fund’s Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 - 2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $38,695,412 and $44,915,605, respectively, for SRM. For the year ended November 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $79,491,540 and $91,089,412, respectively, for CRM.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the Innealta Capital Division) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of SRM and 1.00% of CRM average daily net assets. For the year ended November 30, 2015, the Adviser earned $260,592 and $596,135 for SRM and CRM, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse SRM and CRM for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding taxes,

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

leverage interest, brokerage commissions, expenses of investing in underlying funds, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed the following:

	Class I	Class N
SRM	1.24%	1.49%
CRM	1.24%	1.49%

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and either Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended November 30, 2015, the Adviser waived expenses of $232,804 and $316,119 for SRM and CRM, respectively.

The following amounts are subject to recapture by the Funds by the following dates:

	11/30/2016	11/30/2017	11/30/2018
SRM	$134,124	$197,510	$232,804
CRM	$134,512	$163,980	$316,119

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A and Class N shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of GFS. On sales of SRM’s Class A shares for the year ended November 30, 2015, the Distributor received $572 from front-end sales charges of which $47 was retained by the underwriter or other affiliated broker-dealers. On sales of CRM’s Class A shares for the year ended November 30, 2015, the Distributor received $18,012 from front-end sales charges of which $1,744 was retained by the underwriter or other affiliated broker-dealers.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended November 30, 2015, SRM and CRM assessed $6,148 and $28,686, respectively, in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2015 and November 30, 2014 was as follows:

	For the year ended November 30, 2015			For the year ended November 30, 2014
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
SRM	$589,773	$—	$589,773	$609,049	$—	$609,049
CRM	1,418,237	—	1,418,237	1,427,391	143,419	1,570,810

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
SRM	$20,442	$—	$(2,048,771)	$—	$(572,979)	$(2,601,308)
CRM	32,979	—	(4,400,590)	(52,432)	(4,843,113)	(9,263,156)

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. CRM incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
CRM	52,432

At November 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
SRM	$773,657	$1,275,114	$2,048,771
CRM	2,562,990	1,837,600	4,400,590

Permanent book and tax differences, primarily attributable to the reclass of income distributions and adjustments related to publicly traded partnerships, resulted in reclassification for the year ended November 30, 2015 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income	Gains (Loss)
SRM	$—	$(4,554)	$4,554
CRM	—	(6,559)	6,559

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures. The practical expedient allows entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date.

Innealta Capital Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Funds’ Board of Trustees declared the following distributions:

		Dividend
		Per			Payable
		Share	Record Date	Ex-Date	Date
Innealta Capital Sector Rotation Fund	Class I	$0.0698	12/23/2015	12/24/2015	12/24/2015
Innealta Capital Sector Rotation Fund	Class N	$0.0631	12/23/2015	12/24/2015	12/24/2015

Innealta Capital Country Rotation Fund	Class I	$0.0897	12/23/2015	12/24/2015	12/24/2015
Innealta Capital Country Rotation Fund	Class N	$0.0830	12/23/2015	12/24/2015	12/24/2015

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Innealta Capital Sector Rotation Fund
and the Shareholders of Innealta Capital Country Rotation Fund
and the Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund (the “Funds”), each a series of shares of beneficial interest in Northern Lights Fund Trust II, including the portfolios of investments, as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and period presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund as of November 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 29, 2016

Innealta Capital Funds
EXPENSE EXAMPLES (Unaudited)
November 30, 2015

As a shareholder of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Innealta Capital Sector Rotation Fund and Innealta Capital Country Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 through November 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period *	During Period **
Actual	6/1/15	11/30/15	6/1/15-11/30/15	6/1/15-11/30/15
Innealta Capital Sector Rotation Fund
Class I	$1,000.00	$ 959.70	$6.09	1.24%
Class N	1,000.00	957.20	7.31	1.49%

Innealta Capital Country Rotation Fund
Class I	$1,000.00	$ 912.40	$5.94	1.24%
Class N	1,000.00	910.20	7.13	1.49%

Hypothetical (5% return before Expenses)
Innealta Capital Sector Rotation Fund
Class I	$1,000.00	$1,018.85	$6.28	1.24%
Class N	1,000.00	1,017.60	7.54	1.49%

Innealta Capital Country Rotation Fund
Class I	$1,000.00	$1,018.85	$6.28	1.24%
Class N	1,000.00	1,017.60	7.54	1.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Innealta Capital Funds
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 21-22, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Innealta Capital Country Rotation Fund and the Innealta Capital Sector Rotation Fund (the “Innealta Rotation Funds”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

Based on their evaluation of the information provided by AFAM, in conjunction with each Innealta Rotation Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Innealta Rotation Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the Innealta Rotation Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to each of the Innealta Rotation Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to each of the Innealta Rotation Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to each of the Innealta Rotation Funds, including AFAM’s Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the Innealta Rotation Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Innealta Rotation Funds;

Innealta Capital Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2015

and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the Innealta Rotation Funds investment limitations, noting that the AFAM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to each of the AFAM Funds. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to each of the Innealta Rotation Funds were satisfactory.

Performance. The Board reviewed the performance of each of Innealta Country Rotation and Innealta Sector Rotation as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods, noting that Innealta Country Rotation Fund has generally underperformed its peer group, Morningstar categories and benchmark index for the periods ended September 30, 2015 but that Innealta Sector Rotation had outperformed its peer group and Morningstar category for the one year period while underperforming its benchmark index and further underperforming its peer group, Morningstar category and benchmark index over the three year and inception periods. The Board further noted underperformance was attributable to exposure to high yield fixed income, favoring specific domestic shorter-duration credit and other less sensitive exposures. After further discussion, the Board concluded that AFAM had made appropriate adjustments and that overall, each of the Innealta Rotation Fund’s past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by AFAM, the Board discussed the comparison of advisory fees and total operating expense data and reviewed each Innealta Rotation Fund’s advisory fee and overall expenses compared to a peer group comprised of funds constructed by AFAM with similar investment objectives and strategies. The Board noted that the advisory fee for each of the Innealta Rotation Funds was above the peer group average but within each of the respective peer group ranges. The Board reviewed the contractual arrangements for each of the Innealta Rotation Funds, which stated that AFAM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49%, 1.49%, and 1.24%, of each Innealta Rotation Fund’s average net assets, for Class A, Class N and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on AFAM’s experience, expertise and services to be provided to each of the Innealta Rotation Funds, the advisory fee charged by AFAM for each Innealta Rotation Fund and the expense caps for each Innealta Rotation Fund were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to each of Innealta Rotation Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded the anticipated profit from AFAM’s relationship with each Innealta Rotation Fund was not excessive.

Economies of Scale. As to the extent to which each of the Innealta Rotation Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Innealta Rotation Funds, AFAM’s expectations for growth of the Innealta Rotation Funds, and concluded that any material economies of scale would not be achieved in the near term.

Innealta Capital Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2015

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of each Innealta Rotation Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of each Innealta Rotation Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISOR
AFAM Capital, Inc.
12117 FM 2244, Building 3, Suite 170
Austin, Texas 78738

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $ 25,000

2014 - $25,000

(b)	Audit-Related Fees

2015 – None

2014 - None

(c)	Tax Fees

2015 – $ 4,400

2014 - $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015 2014

Audit-Related Fees:     0.00% 0.00%

Tax Fees:     0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $ 4,400
2014 - $ 4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/8/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/ Treasurer

Date 2/8/16